Related-party transactions	12 Months Ended
Dec. 31, 2023
Related-party transactions [Abstract]
Related-party transactions [Text Block]

25Related-party transactions

In the normal course of business, Philips purchases and sells goods and services from/to various related parties in which Philips typically holds between 20% and 50% equity interest and has significant influence. These transactions are generally conducted with terms comparable to transactions with third parties.

Philips Group

Related-party transactions

in millions of EUR

	2021	2022	2023
Sales of goods and services	116	111	106
Purchases of goods and services	41	46	42
Receivables from related parties	40	55	18
Payables to related parties	2	2	2

The above table includes sales transactions between Philips and PMC of EUR 87 million in 2023 (2022: EUR 101 million; 2021: EUR 106 million), under which PMC has leased the equipment to the ultimate customer. In addition, as part of its S&RC operations in the US, Philips Medical Capital LLC funded durable medical equipment (DMEs) providers, through loans and leases. PMC-funded transactions these DMEs entered into with Philips amount to EUR 117 million in 2023 (2022: EUR 117 million; 2021: EUR 162 million). The associated costs of these funding transactions are borne by the ultimate customer and settled directly with Philips Medical Capital LLC. Philips Medical Capital LLC, a Pennsylvania limited liability company, is owned 60% by De Lage Landen Financial Services, Inc. (DLL) and 40% by Philips Electronics North America Corporation (Philips).

On August 14, 2023, it was announced that Exor N.V. acquired a 15% minority stake in Philips’ shares and entered into a relationship agreement with the company. This relationship agreement includes Exor’s right to propose one member to the Supervisory Board. It is expected that the Supervisory Board will, upon Exor’s exercise of its right, submit a proposal for the appointment of the relevant nominee at the upcoming 2024 Annual General Meeting of Shareholders. Upon such appointment, Exor will be considered a related party for reporting purposes.

In light of the composition of the Executive Committee, the company considers the members of the Executive Committee and the Supervisory Board to be the key management personnel as defined in IAS 24 Related Party Disclosures.

For remuneration details of the Executive Committee, the Board of Management and the Supervisory Board see Information on remuneration.

For Post-employment benefit plans see Post-employment benefits.